UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2020

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-09210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, par value $0.20	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On August 3, 2020, Occidental Petroleum Corporation (the “Company”) distributed 114,734,500 warrants (the “Warrants”) to purchase an equivalent number of shares (the “Shares”) of the Company’s common stock, par value $0.20 per share (the “Common Stock”) to the holders of record of outstanding shares of Common Stock as of the close of business on July 6, 2020 (the “Distribution”). The Company will also issue an additional number of Warrants pursuant to the Company’s outstanding equity-based incentive awards in connection with anti-dilution adjustments resulting from such Distribution. Each Warrant represents the right to purchase from the Company one share of Common Stock at an initial exercise price of $22.00 per share.

In connection with the Distribution of the Warrants, the Company filed (i) a prospectus supplement, dated August 3, 2020, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-232928) registering the offer and sale of up to 118,000,000 Shares to be issued upon exercise of the Warrants under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) a prospectus supplement, dated August 3, 2020, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-232928) registering the offer and sale of 3,000 Warrants (the “Tax Warrants”) under the Securities Act, all or a portion of which will be sold by Equiniti Trust Company, as Withholding Agent, to satisfy U.S. federal income tax withholding obligations with respect to the Distribution.

A copy of the validity opinion in respect of the Shares to be issued upon exercise of the Warrants is attached hereto as Exhibit 5.1 and incorporated herein by reference. A copy of the validity opinion in respect of the Tax Warrants and underlying shares is attached hereto as Exhibit 5.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Cravath, Swaine & Moore LLP regarding the validity of the Shares.

5.2	Opinion of Cravath, Swaine & Moore LLP regarding the validity of the Tax Warrants.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
Name:	Nicole E. Clark
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: August 3, 2020